Accounts Payable and Accrued Expenses (Details Narrative) - USD ($)		12 Months Ended
	Feb. 13, 2020	Dec. 31, 2020	Dec. 31, 2019	Oct. 02, 2019	Dec. 31, 2018
Stock option, exercise price		$ 1.47	$ 1.34		$ 1.36
Option term		6 years 7 days	7 years 2 months 12 days
Toxicology Studies [Member]
Estimate for study description		On October 1, 2019, the Company entered into an agreement with a consultant for toxicology studies. The consultant quoted a commitment of approximately $988,000 as an estimate for the study. 50% of the total price was paid upon the signing of the agreement, 35% of the total price is to be paid upon completion of the in-life study, and the remaining 15% of the total price is to be paid upon the issuance of the report. If the Company cancels the study the Company will be required to pay a cancelation fee. If the cancelation happens prior to the arrival of the test animals then the Company will need to pay between 20% and 50% of the animal fees depending on when the cancellation happens. If the cancellation occurs after the animals arrive but before the study begins then the Company will be responsible for paying 50% of the protocol price plus a fee of $7,000 per room/week for animal husbandry until the animals can be relocated or disposed of. If the Company cancels the study after it has begun then the Company will need to pay any fees for procured items for the study and any nonrecoverable expenses incurred by the consultant.
Commitment cost paid		$ 174,106	$ 0
Balance due amount		$ 319,799	$ 493,905
Consultant [Member]
Estimate commitment amount				$ 988,000
CFO [Member]
Issuance of stock option share based compensation	187,497
Accrued compensation	$ 93,950
Settlement of liability charged to stock compensation expense	$ 163,036
Stock option, exercise price	$ 1.75
Option term	10 years